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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-66090) of Dynegy Holdings Inc. of our report dated April 9, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K/A Amendment No. 1.





PricewaterhouseCoopers LLP
Houston, Texas
April 15, 2003